As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06111
The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)
615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)
(866) 700-6104
Registrant’s telephone number, including area code
Date of fiscal year end: July 31, 2006
Date of reporting period: July 31, 2006

Item 1.     Report to Stockholders.
The Mexico Equity and Income Fund, Inc.
Dear Fellow Shareholders,
Since its inception on August 30, 1990, the Mexico Equity and Income Fund has undergone much turmoil. In 2000, after a long proxy contest, I was elected a director of the Mexico Equity and Income Fund. With the shares of the Fund trading at a wide discount from their net asset value at the time, I promised to afford all shareholders an opportunity to realize NAV for their shares. That promise was kept on March 20, 2002 when a self-tender offer was consummated whereby all shareholders could receive 100% of NAV for their shares. That left the Fund with a net asset value of less than $30 million.
We then made a commitment to shareholders to not only survive but to thrive by delivering outstanding long-term performance through investments in Mexican stocks and to a lesser extent, debt securities. By any objective measure, we have succeeded. As you can see from this report, the Fund’s performance since then has been outstanding. The credit for that goes to the experienced and capable team of our investment advisor, Pichardo Asset Management (“PAM”), led by Maru Pichardo, the Fund’s chief portfolio manager since its inception. Despite worldwide and local economic and political ups and downs, PAM (and its predecessor has managed to generate a return of 15.6% per annum NAV return (with dividends reinvested) for shareholders over the sixteen years from inception through August 31, 2006.
Moreover, despite paying a distribution last year of $4.57 cents per share, we are pleased to report that the Fund’s net asset value is now more than $90 million. As you recall, in order to permit the Fund to pay that distribution without having to sell portfolio securities, last January the Fund issued 1,429,336 shares of preferred stock at $17.97 per share via a rights offering for a total of $25.7 million. Affiliates of the directors purchased 110,748 shares of preferred stock in the rights offering. As of September 22, 2006, the NAV of both the common and preferred shares is $24.02 per share.
In order to reduce the Fund’s expense ratio, we would like to further increase the Fund’s asset base. To this end, we are continuing to pursue the creation and issuance of put warrants. As conceived, these put warrants will allow shareholders to realize NAV for their shares from time to time. Upon their issuance, (1) the preferred shares will convert to common shares and (2) we will consider selling additional common shares. Before we can issue the put warrants, certain regulatory approvals must be obtained from the SEC. This has been a very long process and while there is no guarantee as to whether or when we will obtain the necessary relief, we have had some discussions with the SEC staff recently that lead us to believe that we are getting closer obtaining the necessary approvals.
While long-term shareholders have reason to celebrate, our primary goal remains to deliver outstanding long-term NAV performance to shareholders by investing in Mexican securities while simultaneously containing the discount. Only if we achieve these dual objectives do we deserve your support. I personally pledge to do my utmost to do just that.
Sincerely yours,
Phillip Goldstein
Chairman of the Board of Directors

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THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser
FOR THE YEAR ENDED JULY 31, 2006
Dear Fund Shareholders
We are pleased to present you with the Mexico Equity and Income Fund Inc. “MXE” annual report for the Fund’s fiscal year, ended July 31st 2006.

INTRODUCTION
Mexico’s free and open markets, sound monetary policies as well as President-Elect Felipe Calderon’s intention to achieve a higher rate of employment and to anchor the country’s GDP per capita growth through a mega infrastructure investment strategy as well as to increase the level of education should contribute to propelling the Mexican Stock Market’s (“MEXBOL”) capitalization in the decade to come.
Moreover, the country’s oil net exporting position and its manufacturing facilities alongside its consolidated banking and debt markets are a solid base for taking advantage of global growth to push ahead with labor, fiscal and energy reforms.
We are confident that the new government will continue to stick to policies that support higher growth and that Mexico will undoubtedly figure highly in the world’s top ten re-emerging economies.
Higher economic growth through reforms should increase the country’s productivity and reduce the potential risk of its dependence on external economic growth.
In the Fund’s annual report, ending July 31st, 2005, we stated that... “stock-picking had been extremely challenging in view of strong volatility in almost every world asset class”... and, not only volatility in inflows continued but the political noise along Mexico’s democratic path triggered a sudden 20% correction in the stock market during the period. Despite this turmoil, the net asset value of the “MXE” gained 35.3% in dollar terms during the Fund’s fiscal year period, ended July 31st, 2006, with a 0.97 Beta (a risk measure: stock price volatility relative to the “Mexbol” Index’s 1 Beta), according to Bloomberg.
Fund Updates
The Fund’s toll-free phone number is (866) 700-6104.
Tracking the Fund’s NAV
The Fund’s net asset value (NAV) is calculated daily. The Fund’s common stock and preferred stock are listed on the New York Stock Exchange under the ticker symbols MXE and MXEPR, respectively.

THE MEXICO EQUITY AND INCOME FUND, INC.

From the period January to August 2006, the net asset value of the “MXE” gained 22% outperforming the “MEXBOL”’s Index by 700 basis points.
The Fund has provided long-term investors with a 15.6% per annum average dollar net asset value per share return (with dividends reinvested) over the last sixteen years from inception through August 31st, 2006.
We are committed to continuing to use the best of our local expertise and access to companies’ managements to include in the Fund the “value” and “growth” stocks which we believe have been decisive to making the “MXE” one of the leading NYSE funds in the closed-end industry as well as in the open-end fund industry in México.

MÉXICO: AN ECONOMIC REVIEW
Mexico registered a 4.0% estimated y-o-y economic growth during the Fund’s fiscal year period, ended July 31st, 2006, correlated with strong export demand and higher private domestic consumption alongside the country’s manageable US$4.1 bn trade balance deficit resulting in a US$0.6 bn current account deficit, or 0.07% of GDP as well as over US$80 billion in foreign reserves.
During the January to July 2006 period Mexico’s economy grew at a pace of 5.1% with contained inflation (a last 12 month inflation rate of 3.18%). Exports grew at a 22% rate amounting to US$142 bn, (mainly to the U.S.) resulting in US$23.8 bn in oil exports (41% growth) and US$113.5 bn in manufacturing exports (18% growth). Internal demand was underpinned by 546,000 new jobs created during the period (900,000 estimated for 2006) and continued strong credit growth in mortgages and consumer financing.
Mexico’s dependence on U.S. economic growth is undoubtedly one of the major challenges and potential risks that President-Elect Felipe Calderon will face at the beginning of his administration in order to place Mexico among the fastest growing emerging markets.

THE MEXICAN STOCK EXCHANGE MARKET
For the Fund’s fiscal year period, ending July 31st, 2006, the Mexbol Index gained 35.1% in dollar terms. This period was characterized by two distinctive periods: (i) an over 33% market capitalization growth within a benign global economic backdrop along with externally low interest rates and continued capital inflows into the Mexican Stock market; (ii) a 27% correction amid investor concerns on rising U.S. interest rates, higher external inflation and, to a lesser extent, a hotly contested presidential election during the second half of the Fund’s fiscal year period.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexbol Index’s 181.1% dollar capitalization growth from August 2003 through August 2006 (41% average annual) has been supported by worldwide excess liquidity and capital inflows, but also by listed companies’ double digit earnings growth as a result of mergers and acquisitions and domestic credit growth as well.
Mexbol Index’s over-performing sectors during the Fund’s fiscal year period ended July 31st, 2006, were mainly related to telecommunications (fixed and wireless), retail and commodities while underperforming sectors were mainly related to special situation stories: hurricane Katrina (airlines and airports), mergers, acquisitions and spin-offs (media and petrochemical).

THE “MXE”’S PERFORMANCE
For the Fund’s fiscal year period ended July 31st 2006, the MXE’s net asset value per share gained 35.3% in dollar terms whereas its common share market price increased 38.1% and it registered a 12.5% discount to that of its net asset value. Source: Bloomberg.
The Fund’s 15.6% average annual dollar per share return from August 1990 through August 31st 2006 outperformed the Mexbol Index’s 15.2% average annual dollar return. (Source: Thomson Financial and Bloomberg). (The Mexbol is an equity index only).
The Fund’s most comparable peer, The Fondo Mexico “MXF”, has registered an 11.8% average annual dollar per share return since August 1990, according to Thomson.

“MXE”’S INVESTMENT STRATEGY
The Fund’s investment strategy for the fiscal year ended July 31st, 2006, refers mostly to the four main principles set up at the beginning of the 2006 calendar year, as follows:

(i) An overweight in stocks and, to a lesser extent, a debt allocation.

(ii) A decrease in turnover

(iii) An overweight in infrastructure, housing, cellular telephony and retail focusing on value and growth stock picking

(iv) The Fund’s decoupling from the “MEXBOL”’s Index
The tools on which our investment decisions had been based throughout the period January 2001 to December 2005 changed, as the multiples, restructuring and consolidation processes of companies within the six different asset categories we classified back in May 2001 had changed notably as at the

THE MEXICO EQUITY AND INCOME FUND, INC.

end of 2005, in line with the market’s cumulative 134% dollar appreciation (or 20% average annual dollar return) for the same period.
Fundamental analysis is the basis of “PAM”’s team investment discipline and stock picking. Below we include sectorial highlights.

(i) Infrastructure. New sector in the “MEXBOL”. An estimated US$25 billion investment for a 12 month period, which could boom any time in 2007. Government and private sector under-investment in infrastructure for at least the last 25 years is expected to be reversed and at the same time to be one of the anchors for higher economic growth in Mexico.

(ii) Consumption. Same-store-sales of self-service retailers growing at a 4% annual rate. Specialized retailers (fast-food) and beverage companies’ cash earnings growing at 30% and from an annual average 7-15% for the last three years, respectively.

(iii) Wireless. America Móvil, Latin America’s largest wireless operating company with a 80% market share in Mexico with 39.1 million subscribers is registering over 30% annual subscriber growth in the Latin region (108 million subscribers) as of the second quarter of 2006.

(iv) Housing. Sector in process of consolidation. Strong demand in view of President Fox administration’s successful mortgage credit structure including the banking and private sector. Government agencies’ 2006 goal amounts to 750,000 mortgages with 90,000 provided by the banking sector.
The Fund’s total asset allocation includes a 7% in debt instruments, 33% in “value” stocks and 60% in “growth” stocks.
Mixed signals among the world’s Central Banks, some are still tightening, while others appear to be at the end of their tightening cycles, seem to point to peak levels in prevailing excess liquidity conditions and commodity prices with a transition to a more balanced global growth in the US and the economies of Europe and Japan, which continue to show signs of recovery.
Within this scenario, the Mexican Central Bank’s successful monetary policy and prudent fiscal policy should continue to place Mexico as one of the most promising re-emerging markets in the world.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT INFORMATION

Real Activity (billion US$)	1999	2000	2001	2002	2003	2004	2005

Real GDP Growth (y-o-y)	3.7%	6.6%	(0.3)%	0.9%	1.3%	4.4%	3.0%
Industrial Production (y-o-y)	4.2%	6.0%	(3.5)%	0.0%	(0.75)%	3.8%	1.6%
Trade Balance (US billions)	$(5.6)	$(8.0)	$(10.0)	$(8.0)	$(5.6)	$(8.1)	$(7.6)
Exports	$136.4	$166.5	$158.4	$160.7	$164.8	$189.1	$213.7
Export growth (y-o-y)	16.1%	22.1%	(4.9)%	1.5%	2.5%	14.7%	14%
Imports	$(142.0)	$(174.5)	$(168.4)	$(168.7)	$(170.5)	$(197.2)	$(221.3)
Import growth (y-o-y)	13.2%	22.9%	(3.5)%	0.2%	1.1%	15.7%	12%

Financial variables and Prices	1999	2000	2001	2002	2003	2004	2005

28-Day CETES (T-bills)/Average	31.40%	15.30%	11.20%	7.10%	6.24%	8.60%	8.02%
Exchange rate (Pesos/ US$)Average	9.56	9.46	9.34	9.66	10.79	11.147	10.635
Inflation IPC, 12 month trailing	12.3%	9.0%	4.4%	5.7%	4.0%	5.2%	3.3%

Mexbol Index	1999		2000		2001		2002		2003		2004		2005

USD Return	90.39%		(20.81)%		20.88%		(14.43)%		33.61%		50.49%		44.9%
Market Cap. (US Billions)	$129.6		$111.7		$112.4		$103.8		$124.7		$169.5		$283.8
EV/EBITDA	10.5	x	7.9	x	8.1	x	6.6	x	7.8	x	8.3	x	8.9	x
Fund’s NAV & Common Share Market Price Performance

(USD Return)	1999	2000	2001	2002	2003	2004	2005

NAV’s per share	59.2%	(14.2)%	10.0%	(13.5)%	40.0%	55.6%	38.7%
Share Price	74.7%	(5.6)%	18.7%	(18.5)%	36.0%	66.6%	8.1%
Source: Thomson

Fund’s Asset Categories (%) Net Assets	2001	2002	2003	2004	2005

Strong market position	22.9%	28.2%	32.7%	32.3%	27.7%
Undervalued/restructuring stories	18.5%	15.6%	27.7%	18.9%	12.8%
Fast growing business segments	14.9%	8.8%	17.8%	30.8%	35.2%
Financial groups	19.4%	14.4%	7.5%	4.2%	1.9%
Globally consolidated industries	9.1%	13.8%	6.4%	3.0%	0.0%
Global leaders	9.1%	5.9%	4.6%	6.2%	18.9%
Warrants/Equity mutual funds	0.0%	1.7%	0.0%	0.0%	0.0%
Fixed Income	6.0%	19.6%	3.4%	4.6%	3.5%

THE MEXICO EQUITY AND INCOME FUND, INC.

We thank you for your continued support,
Eugenia Pichardo
Chief Portfolio Manager
The discussion above reflects the opinions of the Portfolio Manager. These opinions are subject to change and any forecasts made cannot be guaranteed.
Past performance does not guarantee future results. Sector allocations and fund holdings are subject to change and are not recommendations to buy or sell any security. Please reference the following annual report for more complete fund information.
The information concerning the Fund included in the report of the investment adviser contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets

(Calculated as a percentage of Net Assets)	July 31, 2006
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments
July 31, 2006

MEXICO – 99.88%	Shares	Value

COMMON STOCKS – 90.27%

Airlines – 1.54%
Grupo Aeroportuario del Pacifico, S.A. de C.V. - Class B	275,500	$819,117
Grupo Aeroportuario del Sureste, S.A. de C.V. - Class B	151,900	514,821

		1,333,938

Communications – 14.33%
America Movil, S.A. de C.V. - Class L	860,600	1,535,713
America Movil, S.A. de C.V. - Class L ADR	60,070	2,149,305
America Telecom, S.A. de C.V. - Class A1(a)	1,370,000	8,719,006

		12,404,024

Cement – 9.66%
Cemex, S.A. de C.V. CPO	1,785,218	5,048,855
Corporacion Moctezuma, S.A. de C.V.	500,000	1,049,150
Grupo Cementos de Chihuahua, S.A. de C.V.	650,000	2,267,032

		8,365,037

Financial Groups – 4.32%
Grupo Financiero Banorte, S.A. de C.V. - Class O	1,360,400	3,738,191

Food, Beverage, and Tobacco – 5.62%
Alsea, S.A. de C.V. - Class A	858,190	3,390,873
Embotelladoras Arca, S.A. de C.V.	196,800	525,698
Grupo Continental, S.A.	541,300	951,611

		4,868,182

Housing – 14.21%
Consorcio ARA, S.A. de C.V.	225,900	1,027,357
Corporacion GEO, S.A. de C.V.(a)	1,130,400	4,468,490
SARE Holding, S.A. de C.V.(a)	2,841,306	2,885,048
Urbi, Desarrollos Urbanos, S.A. de C.V.(a)	1,512,400	3,925,445

		12,306,340

See Notes to the Financial Statements.

Schedule of Investments (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

COMMON STOCKS (continued)	Shares	Value

Industrial Conglomerates – 13.35%
Alfa, S.A. - Class A	200,000	$1,017,767
Grupo IMSA, S.A. de C.V. UBC	546,200	2,038,050
Industrias CH, S.A. - Class B(a)	1,340,100	3,915,922
Mexichem, S.A. de C.V.	3,282,900	4,582,358

		11,554,097

Infrastructure – 10.77%
Empresas ICA Sociedad Conroladora, S.A. de C.V.(a)	1,117,650	3,515,710
Grupo Mexicano de Desarrollo, S.A.(a)	699,900	1,040,791
Promotora y Operadora de Infraestructura, S.A. de C.V.(a)	4,835,900	4,764,759

		9,321,260

Media – 5.22%
Groupo Televisa, S.A. - ADR	88,300	1,635,316
Grupo Televisa, S.A. CPO	716,200	2,648,854
TV Azteca, S.A.	350,000	234,052

		4,518,222

Retailing – 11.25%
Grupo Elektra, S.A. de C.V.	288,400	2,836,838
Wal-Mart de Mexico, S.A. de C.V. - Class V	2,231,454	6,907,354

		9,744,192

TOTAL COMMON STOCKS (Cost $63,244,587)		$78,153,483

CORPORATE BONDS – 0.79%	Titles

TVACB-04, 10.4500%, 12-15-2011(b)	11,265,000	685,902

TOTAL CORPORATE BONDS (Cost $1,000,000)		685,902

See Notes to the Financial Statements.

Schedule of Investments (concluded)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

CORPORATE BONDS – 0.79%	Titles

INVESTMENT COMPANIES – 0.48%	z Shares	Value

GBM Fondo de Mercado de Dinero S.A. de C.V., SIID para Personas Fisicas(a)	182,867	$414,006

TOTAL INVESTMENT COMPANIES (Cost $412,426)		414,006
SHORT-TERM INVESTMENTS – 8.34%	Principal Amount

BI 061012, 7.1700%, 10-12-2006	$28,914,720	2,600,749
BI 061019, 7.1700%, 10-19-2006	32,662,240	2,933,742
BI 071215, 7.5000%, 2-15-2007	19,260,000	1,689,360

TOTAL SHORT-TERM INVESTMENTS (Cost $7,272,432)		7,223,851

TOTAL MEXICO (Cost $71,929,445)		86,477,242

UNITED STATES – 0.06%

INVESTMENT COMPANIES – 0.06%	Shares

First American Treasury Obligation – Class A, 4.5232%	51,823	51,823

TOTAL INVESTMENT COMPANIES (Cost $51,823)		51,823

TOTAL UNITED STATES (Cost $51,823)		51,823

TOTAL INVESTMENTS – 99.94% (Cost $71,981,268)		86,529,065
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.06%		51,258

TOTAL NET ASSETS – 100.00%		$86,580,323

Footnotes and Abbreviations
ADR - American Depository Receipts.

(a) -	Non-income producing security.
(b) -	Fair valued security. See Note A in Notes to the Financial Statements.
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities
July 31, 2006

ASSETS:
Investments, at value (Cost $71,981,268)	$86,529,065
Foreign currencies (Cost $8,027)	7,823
Cash	60,151
Receivables:
Investments sold	275,459
Dividends and Interest	46,620
Prepaid expenses	23,042

Total Assets	86,942,160

LIABILITIES:
Payable for securities purchased	149,851
Advisory fees payable	57,297
Administration fees payable	26,106
Fund accounting fees payable	11,420
Directors’ fees payable	22,687
Custody fees payable	19,433
CCO’s fee payable	2,000
Accrued expenses	73,043

Total Liabilities	361,837

Net Assets	$86,580,323

Net Asset Value Per Preferred Stock ($31,708,287/1,429,336)	$22.18

Net Asset Value Per Common Stock ($54,872,036/2,473,504)	$22.18

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 1,429,336 shares outstanding (1,855,128 shares authorized)	$1,429
Common stock, $0.001 par value; 2,473,504 shares outstanding (100,000,000 shares authorized)	2,474
Paid-in capital	60,246,666
Undistributed net investment income	514,649
Accumulated net realized gain on investments and foreign currency	11,267,512
Net unrealized appreciation on investments and foreign currency	14,547,593

Net Assets	$86,580,323

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations
For the Year Ended
July 31, 2006

INVESTMENT INCOME:
Dividends		$1,289,441
Interest (net of foreign taxes withheld of $5,407)		260,575

Total Investment Income		1,550,016

EXPENSES:
Advisory fees	$565,839
Legal fees	297,837
Administration fees	87,003
Directors’ fees and expenses	78,840
Reports to shareholders	61,391
Custodian fees	48,407
Transfer agent fees	46,477
Fund accounting fees	45,563
Insurance expense	40,399
NYSE fees	37,214
Audit fees	24,885
CCO’s fee	24,000

Total Expenses		1,357,855

NET INVESTMENT INCOME		192,161

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investments and foreign currency transactions		12,702,285
Net change in unrealized appreciation from investments and foreign currency transactions		6,684,413

Net gain from investments and foreign currency transactions		19,386,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$19,578,859

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	July 31, 2006	July 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain	$192,161	$14,602
Net realized gain investments and foreign currency transactions	12,702,285	13,122,119
Net change in unrealized appreciation in value of investments and foreign currency transactions	6,684,413	5,705,280

Net increase in net assets resulting from operations	19,578,859	18,842,001

Distributions to Shareholders from:
Net investment income	(395,538)	—
Net realized gains	(10,909,315)	—
Return of capital	—	—

Decrease in net assets from distributions	(11,304,853)	—

Capital Share Transactions:
Purchase of common stock for dividend	(4,514,583)	—
Issuance of common stock for dividend	4,514,583	—
Proceeds from preferred stock sold	25,685,167	—

Increase in net assets from capital share transactions	25,685,167	—

Total increase in net assets	33,959,173	18,842,001
Net Assets:
Beginning of year	52,621,150	33,779,149

End of year*	$86,580,323	$52,621,150

*Including undistributed net investment income of:	$514,649	$381,193

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	July 31, 2006	July 31, 2005	July 31, 2004	July 31, 2003		July 31, 2002

Per Share Operating Performance
Net asset value, beginning of year	$21.27	$13.66	$10.15	$8.74		$10.19

Net investment income (loss)	0.14	0.01	(0.02)	0.00	(2)	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	6.54	7.60	3.55	1.41		(1.42)

Net increase (decrease) from investment operations	6.68	7.61	3.53	1.41		(1.45)

Less: Distributions
Dividends from net investment income	(0.16)	—	(0.02)	—		—
Distributions from net realized gains	(4.41)	—	—	—		—

Total dividends and distributions	(4.57)	—	(0.02)	—		—
Capital Share Transactions
Anti-dilutive effect of Share Repurchase	0.18	—	—	—		—
Dilutive effect of Share Issuance	(0.18)	—	—	—		—
Dilutive effect of Preferred Share Issuance	(1.20)	—	—	—		—

Total capital share transactions	(1.20)	—	—	—		—

Net Asset Value, end of year	$22.18	$21.27	$13.66	$10.15		$8.74

Per share market value, end of year	$19.40	$18.82	$11.73	$9.10		$7.95
Total Investment Return Based on Market Value, end of year(1)	37.62%	60.44%	29.10%	14.47%		(12.73)%

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Year

THE MEXICO EQUITY AND INCOME FUND, INC.

	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	July 31, 2006		July 31, 2005	July 31, 2004	July 31, 2003	July 31, 2002

Ratios/ Supplemental Data
Net assets, end of year (000’s)	$54,872		$52,621	$33,779	$25,104	$21,629
Ratios of expenses to average net assets:
Before expense reimbursement	1.90%		1.77%	2.09%	2.64%	1.81%
After expense reimbursement	1.90%		1.77%	2.08%	2.62%	1.81%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement	0.24%		0.03%	(0.15)%	0.02%	(0.14)%
After expense reimbursement	0.24%		0.03%	(0.14)%	0.04%	(0.14)%
Portfolio turnover rate	179.85%	(3)	259.60%	234.42%	180.67%	189.05%

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	The amount listed is less than $0.005 per share.

(3)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
See Notes to the Financial Statements.

Financial Highlights (concluded)

THE MEXICO EQUITY AND INCOME FUND, INC.

For a Preferred Share Outstanding Throughout the Period

	For the Period
	January 6, 2006 through
	July 31, 2006

Per Share Operating Performance
Net asset value, beginning of period	$21.25

Net investment income	0.13
Net realized and unrealized gains on investments and foreign currency transactions	0.80

Net increase from investment operations	0.93

Less: Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net Asset Value, end of period	$22.18

Per share market value, end of period	$19.00
Total Investment Return Based on Market Value, end of period(1)	2.70%	(2)
Ratios/ Supplemental Data
Net assets, end of period (000’s)	$31,708
Ratios of expenses to average net assets:
Before expense reimbursement	1.97%	(3)
After expense reimbursement	1.97%	(3)
Ratios of net investment income to average net assets:
Before expense reimbursement	0.37%	(3)
After expense reimbursement	0.37%	(3)
Portfolio turnover rate	179.85%	(4)

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	Not Annualized.

(3)	Annualized.

(4)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements
July 31, 2006

NOTE A:	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
Significant accounting policies are as follows:
Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. As of July 31, 2006, the Fund held one security which represented 0.79% of the Fund’s net assets for which market values were not readily ascertainable.
Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign

Notes to Financial Statements (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.
Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then

Notes to Financial Statements (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2006, the Fund increased undistributed net investment income by $336,833, decreased accumulated net realized gain on investments by $336,833 due to the tax treatment of foreign currency gains and losses and sale of investments in passive foreign investment companies.
Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.
The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.
The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.
Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund

Notes to Financial Statements (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.
Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.
Distributions to Shareholders. The tax character of distributions paid to shareholders during the years ended July 31, 2006 and July 31, 2005 were as follows:

Distributions paid from:	7/31/06	7/31/05

Ordinary Income	$6,722,440	$—
Long-Term Capital Gain	4,582,413	—
Return of Capital	—	—

Total	$11,304,853	$—

Notes to Financial Statements (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

Cost of investments and foreign currency (a)	$72,032,319

Gross tax unrealized appreciation	15,380,011
Gross tax unrealized depreciation	(875,442)

Net tax unrealized appreciation	$14,504,569

Undistributed ordinary income	$7,189,997
Undistributed long-term capital gain	4,647,542

Total distributable earnings	$11,837,539

Other accumulated losses	$12,354

Total accumulated earnings	$26,329,754

(a)	Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments and foreign currency at July 31, 2006, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.
The Mexico Equity and Income Fund designates 11.95% of dividends declared for the fiscal year July 31, 2006 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).
ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY (unaudited)
The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2006 was 1.13%.
The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2006 was 94.11%.
NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the year ended July 31, 2006, these fees amounted to $565,839. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the year ended July 31, 2006, there were no expense reimbursements made by the Investment Adviser.

Notes to Financial Statements (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

Effective November 1, 2005, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $12,000 plus $1,000 for each Board of Directors meeting attended and $250 for each Audit Committee meeting attended. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $24,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.
U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.
For its services, the Administrator receives a monthly fee at the following annual rate (subject to a minimum annual fee of $57,000 through July 31, 2006):

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million
For its services, the Fund Accountant receives a monthly fee at the following annual rate:

$42,000 minimum annual fee on average daily net assets up to $100 million, plus
0.030% of average daily net assets from $100 million to $300 million, plus
0.015% of average daily net assets on the remaining balance above $300 million
For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance
For the year ended July 31, 2006, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $87,003, Fund Accounting fees of $45,563 and Custody fees of $48,407.

Notes to Financial Statements (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

NOTE C: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $135,842,777 and $124,349,330 respectively, for the year ended July 31, 2006.
At July 31, 2006 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.
NOTE D: CAPITAL STOCK
The Board of Directors approved rights offering (the “Offering”) on October 12, 2005. In connection with the Offering by the Fund, the Fund issued to stockholders of record as of November 30, 2005 (the “Record Date”) 0.75 nontransferable rights to purchase one share of preferred stock for each share of common stock owned as of the Record Date. The rights entitled the holders to purchase three shares of preferred stock for every four shares held as of the Record Date at a subscription price calculated as the greater of (i) 90% of the Fund’s asset value per share (“NAV”) as determined on the Expiration Date (December 28, 2005) or (ii) the average closing price of the Fund’s common stock over the four consecutive trading days ending on the Expiration Date. On January 6, 2006, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share, which raised $25,685,167. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.20 per share as a result of this issuance (see Note F).
During the year ended July 31, 2006, the Fund purchased 242,594 shares of capital stock in the open market at a total cost of $4,514,583. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 8.60%. On December 13, 2005, the Board of Directors declared a stock dividend of $4.57038 per common share. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend; therefore on January 31, 2006 the Fund issued 242,594 shares, which amounted to $4,514,583.
During the years ended July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, the Fund made no repurchases pursuant to the program.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
NOTE E: NEW DIRECTOR
At a Board of Directors meeting held on December 9, 2006, the Board unanimously elected Pablo Padilla as an Interested Director of the Fund.

Notes to Financial Statements (concluded)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

NOTE F: PREFERRED STOCK
Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features.
The Fund intends to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis (each semi-annual period, a “Tender Period”), on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution.
In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.
NOTE G: SUBSEQUENT EVENT
In January 2006, pursuant to a non-transferable rights offering to all common stockholders of the Fund, the Fund issued 1,429,336 shares of preferred stock, $.001 par value per share (the “Preferred Stock”). At the Fund’s 2006 Annual Meeting of Stockholders, the common stockholders will be asked to ratify the issuance of the Preferred Stock because such issuance could be deemed to have contravened one of the Fund’s fundamental investment restrictions, prohibiting the issuance of senior securities without first obtaining stockholder approval to change such fundamental restriction, as required by Section 13d of the Investment Company Act of 1940, as amended. Although the Board is seeking the ratification from its common stockholders, it does not believe that the Preferred Stock is a senior security.

THE MEXICO EQUITY AND INCOME FUND, INC.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
The Mexico Equity and Income Fund, Inc.
Milwaukee, Wisconsin
We have audited the accompanying statement of assets and liabilities of Mexico Equity and Income Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2006, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mexico Equity and Income Fund, Inc. as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 8, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited)
July 31, 2006
NOTE A: INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.
NOTE B: AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
NOTE C: INFORMATION ABOUT CERTIFICATIONS
In November 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.
NOTE D: FACTORS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT
The Fund’s Board of Directors, including the directors who are not interested persons of any party to the Investment Advisory Agreement or its affiliates, approved the Investment Advisory Agreement at a meeting of the Board of Directors held on March 22, 2006, with legal counsel in attendance. In approving the Investment Advisory Agreement, the Board of Directors considered the best interests of the stockholders and took into account factors they deemed relevant, as described below.
The Investment Adviser provided the Board with written materials concerning: (a) information on the investment performance of the Investment Adviser; (b) the economic outlook and the general investment outlook in the markets in which the Fund invests; (c) the procedures employed to determine the value of Fund assets; (d) the Investment Adviser’s management of the relationships with the Fund’s Administrator and Custodian; (e) the resources devoted to compliance with the

Additional Information (unaudited) (concluded)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

Fund’s investment policies and restrictions and with policies on personal securities transactions; and (f) the nature, cost and character of non-investment management services provided by the Investment Adviser.
The factors considered by the independent directors, who met in executive session, included the nature, quality and scope of the operations and services to provided by the Investment Adviser, while focusing on the prior experience of Investment Adviser’s principals with respect to: (i) the structure of closed-end investment companies in general; (ii) management of portfolios of foreign equity securities; (iii) the fact that the Fund’s current portfolio manager, Maria Eugenia Pichardo, would continue to act as the Fund’s portfolio manager at the Investment Adviser; and (iv) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board considered the opportunity to obtain investment management and research services at costs that it deemed appropriate and reasonable and at such fees which fall within the range of the standard industry fees for comparable investment companies.
During the Board’s deliberations, it was noted that they did not identify any single piece of information that was all-important or controlling with respect to the Investment Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the independent directors, unanimously concluded that: (a) the terms of the Investment Advisory Agreement are fair and reasonable; (b) the Investment Adviser’s fees are reasonable in light of the services that it provides to the Fund; (c) the Investment Advisory Agreement was in the best interests of the Fund and its stockholders; and (d) agreed to approve the Investment Advisory Agreement for a term of one year.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)
July 31, 2006
DIVIDEND REINVESTMENT PLAN
The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.
Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Ms. Margaret Dunn, 250 Royall Street; 3B, Canton, Massachusetts 02021. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.
The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or

Dividends and Distributions (unaudited) (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.
If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.
In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.
Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

Dividends and Distributions (unaudited) (concluded)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.
Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)
July 31, 2006
The Fund’s Annual Stockholders meeting was held on November 29, 2005, at 405 Lexington Avenue, New York, New York 10174. As of October 17, 2005, the record date, outstanding shares of common stock (“shares”) of the Fund were 2,473,504. Holders of 2,107,413 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected two Directors to the Board of Directors.
The following table provides information concerning the matter voted on at the meeting:

I.	Election of Directors

Nominee	Votes For	Votes Withheld

Phillip Goldstein	2,054,177	53,236
Glenn Goodstein	2,054,177	53,236

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)
July 31, 2006
The Mexico Equity and Income Fund, Inc. (the “Fund”) has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:
Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.
Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

•	Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

•	Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.
The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).
Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund’s privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the

Privacy Policy (unaudited) (continued)
July 31, 2006

THE MEXICO EQUITY AND INCOME FUND, INC.

development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to The Fund, in writing,that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.
The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)
July 31, 2006
Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, all of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

			Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Gerald Hellerman 10965 Eight Bells Lane Columbia, MD 21044	1937	Director, Chief Financial Officer and Chief Compliance Officer	2007 / 5 years	Managing Director, Hellerman Associates	Director, AirNet Systems, Inc.; Director, MVC Capital, Inc.; Director, Brantley Capital Corporation

Phillip Goldstein 60 Heritage Drive Pleasantville, NY 10570	1945	Director	2008 / 6 years	President, Kimball & Winthrop, Inc.; and general partner of Opportunity Partners, L.P.; Managing Member of the general partner of Full Value Partners, L.P.	Director, Brantley Capital Corporation; Director, Emerging Markets Telecommunications Fund; Director, First Israel Funds

Glenn Goodstein 2308 Camino Robledo Carlsbad, CA 92009	1963	Director	2008 / 5 years	Registered Investment Advisor; held numerous executive positions with Automatic Data Processing until 1996.	None

Rajeev Das 68 Lafayette Avenue Dumont, NJ 07628	1968	Director	2006 / 5 years	Senior analyst, Kimball & Winthrop, Inc.; prior Credit Manager, Muriel Siebett & Company.	None

Andrew Dakos 43 Waterford Drive Montville, NJ 07045	1966	Director	2006 / 5 years	President and CEO, UVitec Printing Ink, Inc.; and Managing Member of the general partner of Full Value Partners, L.P.; President of Elmhurst Capital, Inc.	None

Pablo Padilla Blvd. Adolfo Lopez Mateos 2370 1st Floor Mexico City, Mexico 01060	1962	Director	2005 / 1 year	Principal Partner, Columbus de Mexico Advisers	None

THE MEXICO EQUITY AND INCOME FUND, INC.

			Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Maria Eugenia Pichardo 408 Teopanzolco Avenue 3rd Floor-Reforma Cuernavaca, 62260 Morelos Mexico	1950	Interested Officer, President	Indefinite / 2 years	Portfolio Manager of the Fund since the Fund’s Inception; President and General Partner, Pichardo Asset Management, S.A. de C.V. since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002.	None

Francisco Lopez 408 Teopanzolco Avenue 3rd Floor-Reforma Cuernavaca, 62260 Morelos Mexico	1971	Interested Officer, Secretary	Indefinite / 2 years	Research Director, Pichardo Asset Management, S.A. de C.V. since 2003; Assistant Portfolio Manager, Acciones y Valores de Mexico, S.A. de C.V. from 1997 to 2002.	None

THE MEXICO EQUITY
AND INCOME FUND, INC.
Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor – Reforma
Cuernavaca, 62260 Morelos
Mexico
Independent Auditor:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103
Administrator and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Transfer Agent and Registrar:
Computershare Investor Services, LLC
250 Royall Street; 3B
Canton, MA 02021
Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212
The Mexico Equity
and Income Fund, Inc.
Annual Report
July 31, 2006

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4499.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2006	FYE 7/31/2005

Audit Fees	$22,500	$21,500
Audit-Related Fees	$0	$0
Tax Fees	$2,400	$2,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the

1

board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2006	FYE 7/31/2005

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.
The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICIES AND GUIDELINES
    The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders. These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.
I. CORPORATE GOVERNANCE
A. Board and Governance Issues
  1. Board of Director/Trustee Composition
  The Board of Directors is responsible for the overall governance of the corporation.
  The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).
  The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
  2. Increase Authorized Common Stock
  The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

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  The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed. In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.
  3. Blank Check Preferred Stock
  Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.
  The Fund advisor will generally oppose the creation of blank check preferred stock.
4. Classified or “Staggered” Board
    On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.
    The Fund advisor will vote on a case-by-case basis on issues involving classified boards.
5. Supermajority Vote Requirements
    Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.
  The Fund advisor will vote on a case-by-case issues involving supermajority voting.
6. Restrictions on Shareholders to Act by Written Consent
    Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.
    The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.
7. Restrictions on Shareholders to Call Meetings
    The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

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8. Limitations, Director Liability and Indemnification
    Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.
    The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.
9. Reincorporation
    Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.
    While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
10. Cumulative Voting
    Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.
    The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.
11. Dual Classes of Stock
    In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.
    The Fund advisor will generally oppose dual classes of stock. However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.
12. Limit Directors’ Tenure
    In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.
    Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

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13. Minimum Director Stock Ownership
    The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.
    The Fund advisor will support resolutions that require corporate directors to own shares in the company.
14. Selection of Auditor
    Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.
    The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.
    The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.
B. Executive Compensation
1. Disclosure of CEO, Executive, Board and Management Compensation
    On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.
2. Compensation for CEO, Executive, Board and Management
    The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).
3. Formation and Independence of Compensation Review Committee
    The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.
4. Stock Options for Board and Executives
    The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

5

    The Fund advisor will generally oppose option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).
    The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.
    The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.
5. Employee Stock Ownership Plan (ESOPs)
    The Fund advisor will support ESOPs created to promote active employee ownership. However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.
6. Pay Equity
    The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.
7. Ratio Between CEO and Worker Pay
    The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.
8. Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation
    The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.
9. Changes to Charter or By-Laws
    The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.
10. Confidential Voting
    Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.
    The Fund advisor will support confidential voting because the voting process should be free of coercion.
11. Equal Access to Proxy
    Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.
    In general, the Fund advisor will oppose resolutions for equal access proposals.

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12. Golden Parachutes
    Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.
    The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.
C. Mergers and Acquisitions
1. Considering the Non-Financial Effects of a Merger Proposal
    Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.
    The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.
2. Mergers, Restructuring and Spin-offs
    A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.
    The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.
3. Poison Pills
    Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.
    The Fund advisor will support proposals to put rights plans up for a shareholder vote. In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.
4. Anti-Greenmail Proposals
    Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
    The Fund advisor will generally support greenmail provisions.

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5. Opt-Out of State Anti-Takeover Law
    A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.
    The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Information is presented as of July 31, 2006.
Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.
Ms. Pichardo has been the Fund’s Portfolio Manager since the Fund’s inception (1990). She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. (“PAM’) (the Fund’s Investment Adviser) since February 2003. Prior to starting PAM, she was a General Director and Secretary of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V from 1989 to 2003, and Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Registered
Investment
	Company (dollar	Other Pooled	Other Accounts
	amount and	Investments (dollar	(dollar amount
	number of	amount and number	and number of
Portfolio Manager Name	accounts)	of accounts)	accounts)

Ms. Maria Eugenia Pichardo	$86,580,323(1)	0(0)	$5,278,819.33(8)
Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time. “PAM” has established policies and procedures to reduce the conflict of interest.
The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.
Compensation. Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.
Securities Owned in the Fund by Portfolio Manager. As of July 31, 2006, the Portfolio Manager owned the following securities in the Fund:

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Dollar Range of Equity
Securities in the Fund
	(None, $1-$10,000,	Aggregate Dollar Range of
	$10,001-$50,000, $50,001-	Securities in all Registered
	$100,000, $100,001 -	Investment Companies
	$500,000, $500,001 to	Overseen by Portfolio
	$1,000,000, Over	Manager in Family of
Portfolio Manager Name	$1,000,000)	Investment Companies

Ms. Maria Eugenia Pichardo	None	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs

2/1/06 to 2/28/06	0	0	0	0
3/1/06 to 3/31/06	0	0	0	0
4/1/06 to 4/30/06	0	0	0	0
5/1/06 to 5/31/06	0	0	0	0
6/1/06 to 6/30/06	0	0	0	0
7/1/06 to 7/31/06	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the

9

period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. None.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Mexico Equity and Income Fund, Inc.

By (Signature and Title)	/s/ Maria Eugenia Pichardo

Maria Eugenia Pichardo, President

Date	October 10, 2006

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maria Eugenia Pichardo

Maria Eugenia Pichardo, President

Date	October 10, 2006

By (Signature and Title)	/s/ Gerald Hellerman

Gerald Hellerman, Chief Financial Officer

Date	October 10, 2006

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